Nature of operations:	12 Months Ended
Mar. 31, 2011
Nature of operations:

1. Nature of operations:

NTT DOCOMO, INC. and subsidiaries (“DOCOMO”) is a joint stock corporation that was incorporated under the laws of Japan in August 1991 as the wireless telecommunications arm of NIPPON TELEGRAPH AND TELEPHONE CORPORATION (“NTT”). NTT, 36.62% of which is owned by the Japanese government, owns 63.32% of DOCOMO’s issued stock and 66.65% of DOCOMO’s voting stock outstanding as of March 31, 2011.

DOCOMO provides its subscribers with wireless telecommunications services such as Xi, FOMA, mova, packet communications services (wireless data communications services using packet switching) and satellite mobile communications services, primarily on its own nationwide networks. In addition, DOCOMO sells handsets and related equipment primarily to agent resellers who in turn sell such equipment to subscribers.

DOCOMO plans to terminate mova services on March 31, 2012.